Exhibit 32

                            CERTIFICATION PURSUANT TO
                               18 U.S.C. SS. 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (Section 1350 of Chapter 63 of Title 18 of the United States Code), the undersigned officer of AGU Entertainment Corp. (the "Company") does hereby certify with respect to the Quarterly Report of the Company on Form 10-QSB for the period ending June 30, 2004 (the "Report") that:

      (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      (2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.


                                      /s/ David C. Levy
                                     -------------------------------------------
                                     NAME:  David C. Levy
                                     TITLE: Chief Executive Officer and Chief
                                            Financial Officer